SUBSCRIPTION AGREEMENT


Aquagenix, Inc.
6500 N.W. 15th Avenue
Fort Lauderdale, Florida  33309

Gentlemen:

     Pursuant to the discussion between Aquagenix, Inc., a Delaware corporation (the "Company") and Jeffrey T. Katz (the "Undersigned"), the Undersigned is writing to advise you of the following terms and conditions under which the Undersigned hereby offers to subscribe (the "Offer") for the purchase of One Hundred Twenty-Five Thousand (125,000) shares
("Shares") of Common Stock, par value $.01 per share, at a purchase price of $4.00 per Share for an aggregate amount of $500,000.

     1.   Subscription.   Subject to the terms and conditions
hereinafter set forth in this Subscription Agreement, the Undersigned hereby offers to purchase the Shares for an aggregate purchase price of $500,000.

          If the Offer is accepted, the Shares shall be paid for by the delivery of $500,000 by wire transfer payable to Aquagenix, Inc., BankAtlantic, 1750 East Sunrise Boulevard, Fort Lauderdale, Florida, 33304; ABA #267083763, Account #0055937302 and the certificate evidencing the Shares shall be delivered to the Undersigned immediately thereafter.

     2.   Representations and Warranties.   In order to induce the
Company to accept this subscription, the Undersigned hereby represents and warrants to, and covenants with, the Company as follows:

          (a) The Undersigned has received and reviewed the Company's Annual Reports on Form 10-KSB for the years ended
     December 31, 1994 and December 31, 1995 (collectively the
     "Disclosure Documents");

          (b) The Undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Shares, and all such questions, if any, have been answered to the full satisfaction of the Undersigned;

          (c) The Undersigned has such knowledge and expertise in financial and business matters that the Undersigned is capable of evaluating the merits and risks involved in an investment in the Company;

          (d) Except as set forth in the Disclosure Documents, no representations or warranties have been made to the Undersigned by or on behalf of the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Under-signed is not relying upon any information, other than that contained in the Disclosure Documents and the results of independent investigation by the Undersigned;

          (e) The Undersigned understands that (A) the Shares have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to an exemption under the Act; (B) the Shares are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) other than as set forth in the Disclosure Documents, the Company is under no obligation to register the Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Note Shares and the Warrant Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the transfer agent for the Shares;

          (f) The Undersigned is acquiring the Shares solely for the account of the Undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

          (g) The Undersigned will not sell or otherwise transfer any of the Shares, or any interest therein, unless and until (i) said Shares shall have first been registered under the Act and all applicable state securities laws; or (ii) the Undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

          (h) The Undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the Undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the Undersigned in accordance with its terms;

          (i) The Undersigned is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and the Undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings are applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the Undersigned herein and in the this Subscription Agreement.

     3. The Undersigned understands that this subscription is not binding upon the Company unless and until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription
Agreement where indicated.

     4. The Undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the Undersigned of any representation, warranty or covenant made by the Undersigned herein.

     5. Neither this Subscription Agreement nor any of the rights of the Undersigned hereunder may be transferred or assigned by the Undersigned.

     6. This Subscription Agreement (i) may only be modified by a written instrument executed by the Undersigned and the Company; and
(ii) sets forth the entire agreement of the Undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the Undersigned and its respective heirs, legal representatives, successors and assigns.

     7. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

     8. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Undersigned, to 26 Lower Shad Road, Pound Ridge, NY 10576 and if to the Company, to
Aquagenix, Inc., 6500 N.R. 15th Avenue, Fort Lauderdale, Florida  33309
or to such other address as the Company or the Undersigned shall have designated to the other by like notice.

     9.   JURISDICTIONAL NOTICE

FOR FLORIDA RESIDENTS:  EACH FLORIDA RESIDENT WHO
SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS
THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE
FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR
THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MOINES
PAID WITHIN THREE (3) BUSINESS DAYS AFTER THE EXECUTION
OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE
PURCHASE HAS BEEN MADE, WHICHEVER IS LATER.
WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY
PERSON.  TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER
NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT
THE ADDRESS SET FORTH IN THIS CONFIDENTIAL TERM SHEET
INDICATING HIS INTENTION TO WITHDRAW.

FOR RESIDENTS OF ALL STATES:  THE SHARES OFFERED HEREBY
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN
STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON
EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID
ACT AND SUCH LAWS.  THE SHARES ARE SUBJECT IN VARIOUS
STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE
AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS
PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO
REGISTRATION OR EXEMPTION THEREFROM.  THE SHARES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION
OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE
FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE
MERITS OF THIS OFFERING OR THE ACCURACY OF ADEQUACY OF
THE CONFIDENTIAL TERM SHEET.  ANY REPRESENTATION TO THE
CONTRARY IS UNLAWFUL.

     10.  No Waiver.   Notwithstanding any of the representations,
warranties, acknowledgements or agreements made herein by the Undersigned, the Undersigned does not thereby or in any manner waive any rights granted to the Undersigned under federal or state securities laws.

     11.  Revocation.   The Undersigned agrees that he shall not
cancel, terminate or revoke this Subscription Agreement or any agreement of the Undersigned made hereunder other than as set forth under Section 9 above, and that this Subscription Agreement shall survive the death or disability of the Undersigned.

     12.  Termination of Subscription Agreement.   If the Company
elects to cancel this Subscription Agreement, provided that it returns to the Undersigned, without interest and without deduction, all sums paid by the Undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

     13.  Miscellaneous.

          (a) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

          (b) The provisions of this Subscription Agreement shall survive the execution thereof.

     14.  Certification.   The Undersigned certifies that he has read
this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

     IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.



Witness: /s/C.B. Pearlman                                /s/Jeffrey T. Katz
                                                          Jeffrey T. Katz

STATE OF FLORIDA    )
                    )SS:
COUNTY OF BROWARD   )

     The foregoing instrument was acknowledged before me this 12 day of June, 1996 by Jeffrey T. Katz, who is personally known to me or who has produced ____________________ as identification and who did/did not take an oath.

                         Notary Public:



                         Sign /s/ Kirsten E. Johnson
                         Print   Kirsten E. Johnson
                         State of Florida at Large (Seal)
                         My Commission Expires: March 14,1999
                         Commission # CC 445227

Accepted as of the 12 day of June, 1996

                              AQUAGENIX, INC.


                              By: /s/ Andrew Chesler
                              Andrew P. Chesler President